Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Joey New York, Inc. (the "Company") on Form 10-Q for the three month period ended May 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Roer, President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 15, 2014

/s/ Richard Roer
Richard Roer
President
(Principal Financial Officer)